EXHIBIT 16.7

                       REPORT OF CONDITION OF THE TRUSTEE

                              (PURSUANT TO ITEM 4)

Legal Title of Bank: Santa Barbara Bank & Trust
032                                                 Call Date: 06/30/1998  FFIEC
Address:              P.O. Box 1119                                        Page
RI-1
City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Consolidated Report of Income
for the period January 1, 1998-June 30, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                   I380
                                                       Dollar Amounts in Thousands   RIAD  Bil Mil Thou

1. Interest income:
   a. Interest and fee income on loans:

      (1) Loans secured by real estate ............................................  4011  23,029   1.a.(1)
      (2) Loans to finance agricultural production and other loans to farmers .....  4024     204   1.a.(2)
      (3) Commercial and industrial loans .........................................  4012   9,934   1.a.(3)
      (4) Loans to individuals for household, family, and other personal expenditures:
          (a) Credit cards and related plans ......................................  4054     585
1.a.(4)(a)
          (b) Other ...............................................................  4055  11,274
1.a.(4)(b)
      (5) Loans to foreign governments and official institutions ..................  4056       0   1.a.(5)
      (6) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:

          (a) Taxable obligations ................................................   4503       0
          (b) Tax-exempt obligations .............................................   4504     245
1.a.(6)(b)
      (7) All other loans ........................................................   4058     907   1.a.(7)
   b. Income from lease financing receivables:
      (1) Taxable leases .........................................................   4505   3,245   1.b.(1)
      (2) Tax-exempt leases ......................................................   4307      39   1.b.(2)
   c. Interest income on balances due from depository institutions(1) ............   4115       0   1.c.
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations ........   4027  10,764   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities .................................................   4506       0
          (b) Tax-exempt securities ..............................................   4507   4,287
      (3) Other domestic debt securities  ........................................   3657     296   1.d.(3)
      (4) Foreign debt securities ................................................   3658       0   1.d.(4)
      (5) Equity securities (including investments in mutual funds) ..............   3659     221   1.d.(5)
   e. Interest income from trading assets ........................................   4069       0   1.e.
   f. Interest income on federal funds sold and securities purchased under
      agreements to resell...................................................... .   4020   2,226   1.f.
   g. Total interest income (sum of items 1.a through 1.f) .......................   4107  67,256   1.g.


(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RI-2

City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RI--Continued

                                                                                    Year-to-date
                                                 Dollar Amounts in Thousands   RIAD  Bil Mil Thou

 2. Interest expense: a. Interest on deposits:

       (1) Transaction accounts (NOW accounts, ATS accounts, and
           telephone and preauthorized transfer accounts) ..................   4508  1,034   2.a.(1)
       (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs) .......................   4509  7,873   2.a.(2)(a)
           (b) Other savings deposits ......................................   4511  1,447   2.a.(2)(b)
           (c) Time deposits of $100,000 or more ...........................   A517  3,858   2.a.(2)(c)
           (d) Time deposits of less than $100,000 .........................   A518  7,325   2.a.(2)(d)
    b. Expense of federal funds purchased and securities sold under

       agreements to repurchase ............................................   4180    507   2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money ...............................   4185         1,153    2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures .......................   4200             0    2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............   4073        23,197    2.f.
 3. Net interest income (item 1.g minus 2.f) ...............................                        RIAD 4074         44,059    3.
 4. Provisions:
    a. Provision for credit losses .........................................                        RIAD 4230          6,243
    4.a.
    b. Provision for allocated transfer risk ...............................                        RIAD 4243              0
    4.b.
 5. Noninterest income:
    a. Income from fiduciary activities ....................................   4070         5,681    5.a.
    b. Service charges on deposit accounts .................................   4080         3,089    5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d) ..............................................   A220             0    5.c.
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................   5407         8,423    5.f.(1)
       (2) All other noninterest income* ...................................   5408           451    5.f.(2)
    g. Total noninterest income (sum of items 5.a through 5.f) .............                        RIAD 4079         17,644
    5.g.
 6. a. Realized gains (losses) on held-to-maturity securities ..............                        RIAD 3521              0
       6.a.
    b. Realized gains (losses) on available-for-sale securities ............                        RIAD 3196            120
       6.b.
 7. Noninterest expense:
    a. Salaries and employee benefits ......................................   4135        18,803    7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....   4217         4,905    7.b.
    c. Other noninterest expense* ..........................................   4092        10,203    7.c.
    d. Total noninterest expense (sum of items 7.a through 7.c) ............                        RIAD 4093         33,911
    7.d.
 8. Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                       RIAD 4301         21,669    8.
 9. Applicable income taxes (on item 8) ....................................                        RIAD 4302          7,845    9.
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9) ...............................................................                        RIAD 4300         13,824   10.
11. Extraordinary items and other adjustments, net of income taxes* ........                        RIAD 4320              0   11.
12. Net income (loss) (sum of items 10 and 11) .............................                        RIAD 4340         13,824   12.

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RI-3

City, State   Zip:    Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RI--Continued

                                                                                                                   I381    <-

Memoranda                                                                                                   Year-to-date
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou

 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes ........................   4513           372   M.1.
 2. Income from the sale and servicing of mutual funds and annuities (included in
    Schedule RI, item 8) ..........................................................................   8431           176   M.2.
 3. Not applicable
 4. Number of full-time equivalent employees at end of current period (round to                                   Number
    nearest whole number) .........................................................................   4150           688   M.4.
 5.-6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying push down      RIAD         CC YY MM DD
    accounting this calendar year, report the date of the bank's acquisition(1) ..............  9106         00 00 00 00   M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule
    RI, item 5.c):
    a. Interest rate exposures ....................................................................   8757             0   M.8.a.
    b. Foreign exchange exposures .................................................................   8758             0   M.8.b.
    c. Equity security and index exposures ........................................................   8759             0   M.8.c.
    d. Commodity and other exposures ..............................................................   8760             0   M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income .................................................   8761             0   M.9.a.
    b. Net (increase) decrease to interest expense ................................................   8762           (36)  M.9.b.
    c. Other (noninterest) allocations ............................................................   8763             0   M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) .............................   A251             0   M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax                    YES      NO
    purposes for the current tax year? ............................................................   A530              X  M.11.
12. Deferred portion of total applicable income taxes included in Schedule RI,                              Bil Mil Thou
    items 9 and 11 (to be reported with the December Report of Income) ............................   4772           N/A   M.12.

(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                   I383

                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou

 1. Total equity capital originally reported in the December 31, 1997, Reports of Condition
    and Income ....................................................................................   3215       118,762    1.
 2. Equity capital adjustments from amended Reports of Income, net* ...............................   3216             0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ..........................   3217       118,762    3.
 4. Net income (loss) (must equal Schedule RI, item 12) ...........................................   4340        13,824    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ............................   4346             0    5.
 6. Changes incident to business combinations, net ................................................   4356             0    6.
 7. LESS: Cash dividends declared on preferred stock ..............................................   4470             0    7.
 8. LESS: Cash dividends declared on common stock .................................................   4460         5,000    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule) ................................................................................   4411             0    9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412             0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ..............   8433           178   11.
12. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ......   4415             0   12.
13. Total equity capital end of current period (sum of items 3 through 12) (must equal
    Schedule RC, item 28) .........................................................................   3210       127,764   13.

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RI-4

City, State   Zip:    Santa Barbara, CA  93102-1119    Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through                                                                I386    <-
the allocated transfer risk reserve.                                               (Column A)             (Column B)
                                                                                   Charge-offs            Recoveries
                                                                                         Calendar year-to-date

                                                  Dollar Amounts in Thousands   RIAD  Bil Mil Thou   RIAD  Bil Mil Thou

 1. Loans secured by real estate:

    a. To U.S. addressees (domicile) ........................................   4651           177   4661         1,655   1.a.
    b. To non-U.S. addressees (domicile) ....................................   4652             0   4662             0   1.b.
 2. Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions .................   4653             0   4663             0   2.a.
    b. To foreign banks .....................................................   4654             0   4664             0   2.b.
 3. Loans to finance agricultural production and other loans to farmers .....   4655             0   4665             0   3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ........................................   4645           107   4617           201   4.a.
    b. To non-U.S. addressees (domicile) ....................................   4646             0   4618             0   4.b.
 5. Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards and related plans .......................................   4656           118   4666            55   5.a.
    b. Other (includes single payment, installment, and all student
       loans) ...............................................................   4657         7,659   4667         2,319   5.b.
 6. Loans to foreign governments and official institutions ..................   4643             0   4627             0   6.
 7. All other loans .........................................................   4644            34   4628             7   7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ........................................   4658           567   4668           356   8.a.
    b. Of non-U.S. addressees (domicile) ....................................   4659             0   4669             0   8.b.
 9. Total (sum of items 1 through 8) ........................................   4635         8,662   4605         4,593   9.

                                                                                     (Column A)          (Column B)
                                                                                    Charge-offs          Recoveries

Memoranda                                                                               Calendar year-to-date
                                                  Dollar Amounts in Thousands   RIAD  Bil Mil Thou   RIAD  Bil Mil Thou

1.- 3. Not applicable

4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in

    Schedule RI-B, part I, items 4 and 7, above .............................   5409             0   5410             0   M.4.
5.  Loans secured by real estate (sum of Memorandum items 5.a through 5.e must equal sum of Schedule RI-B, part I, items 1.a and 1.b, above):
    a. Construction and land development ....................................   3582             0   3583             0   M.5.a.
    b. Secured by farmland ..................................................   3584             0   3585             0   M.5.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ....................   5411             0   5412             0
M.5.c.(1)
       (2) All other loans secured by 1-4 family residential properties .....   5413             0   5414           343
M.5.c.(2)
    d. Secured by multifamily (5 or more) residential properties ............   3588             0   3589             0   M.5.d.
    e. Secured by nonfarm nonresidential properties .........................   3590           177   3591         1,312   M.5.e.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RI-5

City, State   Zip:    Santa Barbara, CA  93102-1119  Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RI-B--Continued

Part II. Changes in Allowance for Credit Losses

                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou

1. Balance originally reported in the December 31, 1997, Reports of Condition and Income ........   3124        21,148   1.
2. Recoveries (must equal or exceed part I, item 9, column B above) .............................   2419         4,593   2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above) ......................   2432         8,662   3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) ...............................   4230         6,243   4.
5. Adjustments* (see instructions for this schedule) ............................................   4815             0   5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed
   Schedule RC,item 4.b) ........................................................................   A512        23,322   6.

*Describe on Schedule RI-E--Explanations.

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                 I395

                                                                                                          Year-to-date

                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou

 1. All other noninterest income (from Schedule RI, item 5.f.(2)) Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains (losses) on other real estate owned ............................................   5415             0   1.a.
    b. Net gains (losses) on sales of loans .....................................................   5416            85   1.b.
    c. Net gains (losses) on sales of premises and fixed assets .................................   5417             0   1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
    d.   TEXT 4461   Services provided to affiliates                                                4461           217   1.d.
    e.   TEXT 4462   Sales income                                                                   4462            67   1.e.
    f.   TEXT 4463   Deluxe Check printing rebate                                                   4463            67   1.f.
 2. Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets ................................................   4531           593   2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net (gains) losses on other real estate owned ............................................   5418             0   2.b.
    c. Net (gains) losses on sales of loans .....................................................   5419             0   2.c.
    d. Net (gains) losses on sales of premises and fixed assets .................................   5420             0   2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
    e.   TEXT 4464   Credit card clearing fees                                                      4464         1,365   2.e.
    f.   TEXT 4467                                                                                  4467                 2.f.
    g.   TEXT 4468                                                                                  4468                 2.g.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RI-6

City, State   Zip:    Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RI-E--Continued

                                                                                                          Year-to-date

                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil Thou

 3. Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):

    a. (1)   TEXT 4469                                                                              4469                 3.a.(1)
       (2) Applicable income tax effect                                 RIAD 4486                                        3.a.(2)
    b. (1)   TEXT 4487                                                                              4487                 3.b.(1)
       (2) Applicable income tax effect                                 RIAD 4488                                        3.b.(2)
    c. (1)   TEXT 4489                                                                              4489                 3.c.(1)
       (2) Applicable income tax effect                                 RIAD 4491                                        3.c.(2)
 4. Equity capital adjustments from amended Reports of Income (from Schedule
    RI-A, item 2) (itemize and describe all adjustments):

    a.   TEXT 4492                                                                                  4492                 4.a.
    b.   TEXT 4493                                                                                  4493                 4.b.
 5. Cumulative effect of changes in accounting principles from prior years (from
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

    a.   TEXT 4494                                                                                  4494                 5.a.
    b.   TEXT 4495                                                                                  4495                 5.b.
 6. Corrections of material accounting errors from prior years (from Schedule
    RI-A, item 10) (itemize and describe all corrections):

    a.   TEXT 4496                                                                                  4496                 6.a.
    b.   TEXT 4497                                                                                  4497                 6.b.
 7. Other transactions with parent holding company (from Schedule RI-A, item 12)
    (itemize and describe all such transactions):

    a.   TEXT 4498                                                                                  4498                 7.a.
    b.   TEXT 4499                                                                                  4499                 7.b.
 8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):

    a.   TEXT 4521                                                                                  4521                 8.a.
    b.   TEXT 4522                                                                                  4522                 8.b.
 9. Other explanations (the space below is provided for the bank to briefly describe, at its          I398      I399
    option, any other significant items affecting the Report of Income):
    No comment  X  (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-1

City, State   Zip:    Santa Barbara, CA  93102-1119    Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                C300    <-

                                                                     Dollar Amounts in Thousands   RCON  Bil Mil Thou

ASSETS

 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ...................................   0081        57,457    1.a.
    b. Interest-bearing balances(2) ............................................................   0071             0    1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................   1754       207,290    2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................   1773       313,837    2.b.
 3. Federal funds sold and securities purchased under agreements to resell .....................   1350        60,000    3.
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)    RCON 2122        943,002                         4.a.
    b. LESS: Allowance for loan and lease losses ....................   RCON 3123         23,322                         4.b.
    c. LESS: Allocated transfer risk reserve ........................   RCON 3128              0                         4.c.
    d. Loans and leases, net of unearned income,

       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................   2125       919,680    4.d.
 5. Trading assets (from Schedule RC-D) ........................................................   3545             0    5.
 6. Premises and fixed assets (including capitalized leases) ...................................   2145        14,712    6.
 7. Other real estate owned (from Schedule RC-M) ...............................................   2150           200    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...   2130             0    8.
 9. Customers' liability to this bank on acceptances outstanding ...............................   2155             0    9.
10. Intangible assets (from Schedule RC-M) .....................................................   2143        16,563   10.
11. Other assets (from Schedule RC-F) ..........................................................   2160        28,888   11.
12. Total assets (sum of items 1 through 11) ...................................................   2170     1,618,627   12.


(1) Includes cash items in process of collection and unposted debits. (2)
Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-2

City, State   Zip:    Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC--Continued

                                                                         Dollar Amounts in Thousands   RCON  Bil Mil Thou

LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) ...................   2200     1,435,805   13.a.
       (1) Noninterest-bearing(1) .......................................   RCON 6631        274,807
13.a.(1)
       (2) Interest-bearing .............................................   RCON 6636      1,160,998
13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs ...............................
       (1) Noninterest-bearing .....................................................................
       (2) Interest-bearing ........................................................................

14. Federal funds purchased and securities sold under agreements to repurchase .....................   2800        12,043   14.
15. a. Demand notes issued to the U.S. Treasury ....................................................   2840         1,000   15.a.
    b. Trading liabilities (from Schedule RC-D) ....................................................   3548             0   15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less ...............................................   2332         1,000   16.a.
    b. With a remaining maturity of more than one year through three years .........................   A547        12,000   16.b.
    c. With a remaining maturity of more than three years ..........................................   A548        20,000   16.c.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding .......................................   2920             0   18.
19. Subordinated notes and debentures(2) ...........................................................   3200             0   19.
20. Other liabilities (from Schedule RC-G) .........................................................   2930         9,015   20.
21. Total liabilities (sum of items 13 through 20) .................................................   2948     1,490,863   21.
22. Not applicable

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus ..................................................   3838             0   23.
24. Common stock ...................................................................................   3230         2,798   24.
25. Surplus (exclude all surplus related to preferred stock) .......................................   3839        55,728   25.
26. a. Undivided profits and capital reserves ......................................................   3632        68,564   26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ......................   8434           674   26.b.
27. Cumulative foreign currency translation adjustments ............................................
28. Total equity capital (sum of items 23 through 27) ..............................................   3210       127,764   28.
29. Total liabilities and equity capital (sum of items 21 and 28) ..................................   3300     1,618,627   29.

Memorandum

To be reported only with the March Report of Condition.

 1. Indicate in the box at the right the number of the statement below that best describes the

    most comprehensive level of auditing work performed for the bank by independent external                        Number
    auditors as of any date during 1997 ..............................................................   RCON 6724    N/A   M.1.

1 = Independent  audit  of the  bank conducted  in  accordance    4 = Directors'  examination of the bank performed by other ex-
    with generally accepted  auditing standards by a certified        ternal  auditors  (may  be  required  by state  chartering
    public accounting firm which  submits a report on the bank        authority)
2 = Independent  audit  of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in  accordance  with  generally  accepted audit-        auditors
    ing standards by a  certified public accounting firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on  the  consolidated  holding  company        auditors
    (but not on the bank separately)                              7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors' examination  of  the  bank  conducted in accor-    8 = No external audit work
    dance  with  generally  accepted  auditing  standards by a certified public accounting firm (may be required by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits. (2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-3

City, State   Zip:    Santa Barbara, CA  93102-1119  Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                    C305

                                                                         Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Cash items in process of collection, unposted debits, and currency and coin:

   a. Cash items in process of collection and unposted debits ......................................   0020         7,249   1.a.
   b. Currency and coin ............................................................................   0080        11,163   1.b.
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks ..................................................   0083             0   2.a.
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. .............   0085        35,853   2.b.
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks .........................................................   0073             0   3.a.
   b. Other banks in foreign countries and foreign central banks ...................................   0074             0   3.b.
4. Balances due from Federal Reserve Banks .........................................................   0090         3,192   4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) .............   0010        57,457   5.


Memorandum

                                                                         Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a
   and 2.b above) ..................................................................................   0050        35,853   M.1.


Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                    C310    <-

                                                    Held-to-maturity                         Available-for-sale
                                            (Column A)           (Column B)           (Column C)           (Column D)
                                          Amortized Cost         Fair Value         Amortized Cost        Fair Value(1)

          Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
1. U.S. Treasury securities .........   0211        65,553   0213        65,974   1286       113,953   1287       114,435   1.
2. U.S. Government agency
   obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Govern-
      ment agencies(2) ..............   1289             0   1290             0   1291             0   1293             0   2.a.
   b. Issued by U.S.
      Government-sponsored
      agencies(3) ...................   1294        32,454   1295        32,534   1297        75,163   1298        75,515   2.b.


(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D. (2) Includes Small Business
Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and

    Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan
    Mortgage Corporation, the Federal National Mortgage Association, the
    Financing Corporation, Resolution Funding Corporation, the Student Loan
    Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-4

City, State   Zip:    Santa Barbara, CA  93102-1119 Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-B--Continued

                                                    Held-to-maturity                         Available-for-sale
                                            (Column A)           (Column B)           (Column C)           (Column D)
                                          Amortized Cost         Fair Value         Amortized Cost        Fair Value(1)
          Dollar Amounts in Thousands RCON Bil Mil Thou RCON Bil Mil Thou RCON
Bil Mil Thou RCON Bil Mil Thou 3. Securities issued by states and political subdivisions
   in the U.S.:

   a. General obligations ...........   1676        96,830   1677       109,700   1678        15,847   1679        15,934   3.a.
   b. Revenue obligations ...........   1681        12,453   1686        13,998   1690         4,335   1691         4,363   3.b.
   c. Industrial development
      and similar obligations .......   1694             0   1695             0   1696             0   1697             0   3.c.
4. Mortgage-backed
   securities (MBS):

   a. Pass-through securities:
      (1) Guaranteed by
          GNMA ......................   1698             0   1699             0   1701             0   1702             0
4.a.(1)
      (2) Issued by FNMA
          and FHLMC .................   1703             0   1705             0   1706         1,197   1707         1,191
4.a.(2)
      (3) Other pass-through
          securities ................   1709             0   1710             0   1711             0   1713             0
4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,
          or GNMA ...................   1714             0   1715             0   1716        79,534   1717        79,733
4.b.(1)
      (2) Collateralized
          by MBS issued or
          guaranteed by FNMA,

          FHLMC, or GNMA ............   1718             0   1719             0   1731             0   1732             0
4.b.(2)
      (3) All other mortgage-backed
          securities ................   1733             0   1734             0   1735             0   1736             0
4.b.(3)
5. Other debt securities: a. Other domestic debt
      securities ....................   1737             0   1738             0   1739        14,380   1741        14,432   5.a.
   b. Foreign debt
      securities ....................   1742             0   1743             0   1744             0   1746             0   5.b.
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities
      with readily determin-
      able fair values ..............                                             A510             0   A511             0   6.a.
   b. All other equity
      securities(1) .................                                             1752         8,234   1753         8,234   6.b.
7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b) ........................   1754       207,290   1771       222,206   1772       312,643   1773       313,837   7.

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-5

City, State   Zip:    Santa Barbara, CA  93102-1119 Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-B--Continued


Memoranda                                                                                                         C312
                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou
1. Pledged securities(1) .........................................................................   0416       160,050   M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)

      (1) Three months or less ...................................................................   A549        28,346
M.2.a.(1)
      (2) Over three months through 12 months ....................................................   A550        75,831
M.2.a.(2)
      (3) Over one year through three years ......................................................   A551       232,964
M.2.a.(3)
      (4) Over three years through five years ....................................................   A552        25,408
M.2.a.(4)
      (5) Over five years through 15 years .......................................................   A553        24,686
M.2.a.(5)
      (6) Over 15 years ..........................................................................   A554        44,734
M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
      (1) Three months or less ...................................................................   A555             0
M.2.b.(1)

      (2) Over three months through 12 months ....................................................   A556             0
M.2.b.(2)
      (3) Over one year through three years ......................................................   A557             0
M.2.b.(3)
      (4) Over three years through five years ....................................................   A558             0
M.2.b.(4)
      (5) Over five years through 15 years .......................................................   A559             0
M.2.b.(5)
      (6) Over 15 years ..........................................................................   A560         1,191
M.2.b.(6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
      (1) Three years or less ....................................................................   A561        42,828
M.2.c.(1)
      (2) Over three years .......................................................................   A562        36,905
M.2.c.(2)
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less
      (included in Memorandum items 2.a through 2.c above) .......................................   A248        94,608   M.2.d.
3.-6. Not applicable

7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date
   of sale or transfer) ..........................................................................   1778             0   M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost .............................................................................   8780             0   M.8.a.
   b. Fair value .................................................................................   8781             0   M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost .............................................................................   8782             0   M.9.a.
   b. Fair value .................................................................................   8783             0   M.9.b.

(1)   Includes    held-to-maturity    securities    at   amortized    cost   and
available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank: Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:             P.O. Box 1119                                        Page
RC-6

City, State   Zip:   Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                             C315
                                                                   Dollar Amounts in Thousands   RCON  Bil Mil Thou

 1. Loans secured by real estate:
    a. Construction and land development .....................................................   1415        30,906    1.a.
    b. Secured by farmland (including farm residential and other improvements) ...............   1420        10,400    1.b.
    c. Secured by 1-4 family residential properties:

        (1)  Revolving,   open-end  loans  secured  by  1-4  family  residential
             properties and extended under lines of credit ...................................   1797        34,796    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens ........................................................   5367       231,566    1.c.(2)(a)
           (b) Secured by junior liens .......................................................   5368        31,377    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties .............................   1460        22,585    1.d.
    e. Secured by nonfarm nonresidential properties ..........................................   1480       261,642    1.e.
 2. Loans to depository institutions: a. To commercial banks in the U.S.:

       (1) To U.S. branches and agencies of foreign banks ....................................   1506             0    2.a.(1)
       (2) To other commercial banks in the U.S. .............................................   1507             0    2.a.(2)
    b. To other depository institutions in the U.S. ..........................................   1517             0    2.b.
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks ...........................................   1513             0    2.c.(1)
       (2) To other banks in foreign countries ...............................................   1516             0    2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ......................   1590         3,791    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) .........................................................   1763       132,017    4.a.
    b. To non-U.S. addressees (domicile) .....................................................   1764             0    4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks .........................................................................   1756             0    5.a.
    b. Of foreign banks ......................................................................   1757         4,977    5.b.
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving credit plans)   2008         8,120    6.a.
    b. Other (includes single payment, installment, and all student loans) ...................   2011        92,185    6.b.
 7. Loans to foreign governments and official institutions (including foreign central banks) .   2081             0    7.
 8. Obligations (other than securities and leases) of states and political subdivisions
    in the U.S. ..............................................................................   2107         7,775    8.
 9. Other loans:
    a. Loans for purchasing or carrying securities (secured and unsecured) ...................   1545             0    9.a.
    b. All other loans (exclude consumer loans) ..............................................   1564         2,619    9.b.
10. Lease financing receivables (net of unearned income):
    a. Of U.S. addressees (domicile) .........................................................   2182        68,246   10.a.
    b. Of non-U.S. addressees (domicile) .....................................................   2183             0   10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ..........................   2123             0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (must equal Schedule RC, item 4.a) ........................................   2122       943,002   12.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:             P.O. Box 1119                                          Page
RC-7

City, State   Zip:   Santa Barbara, CA  93102-1119      Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-C--Continued

Part I. Continued

Memoranda

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Not applicable

2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1): a. Loans secured by real estate:

      (1) To U.S. addressees (domicile) .........................................................   1687             0   M.2.a.(1)
      (2) To non-U.S. addressees (domicile) .....................................................   1689             0   M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures) ...................................   8691             0   M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addressees (domicile) included in Memorandum item 2.b above ......................   8692             0   M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a)) with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less ..................................................................   A564        15,834   M.3.a.(1)
      (2) Over three months through 12 months ...................................................   A565       170,957   M.3.a.(2)
      (3) Over one year through three years .....................................................   A566         1,786   M.3.a.(3)
      (4) Over three years through five years ...................................................   A567         1,411   M.3.a.(4)
      (5) Over five years through 15 years ......................................................   A568        30,874   M.3.a.(5)
      (6) Over 15 years .........................................................................   A569         8,174   M.3.a.(6)
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item
      1.c.(2)(a)) with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less ..................................................................   A570       233,382   M.3.b.(1)
      (2) Over three months through 12 months ...................................................   A571        92,296   M.3.b.(2)
      (3) Over one year through three years .....................................................   A572       117,920   M.3.b.(3)
      (4) Over three years through five years ...................................................   A573       185,487   M.3.b.(4)
      (5) Over five years through 15 years ......................................................   A574        71,260   M.3.b.(5)
      (6) Over 15 years .........................................................................   A575         5,121   M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I, items 1
      through 10) with a REMAINING MATURITY of one year or less .................................   A247       141,493   M.3.c.
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties (reported
      in Schedule RC-C, part I, item 1.e) with a REMAINING MATURITY of over five years  .........   A577       168,784   M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans (reported in Schedule RC-C,
      part I, item 4) with a REMAINING MATURITY of over three years .............................   A578        44,996   M.3.e.

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:             P.O. Box 1119                                         Page
RC-8
City, State   Zip:    Santa Barbara, CA  93102-1119       Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-C--Continued

Part I. Continued

Memoranda (Continued)

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

4. Loans to finance commercial real estate, construction, and land development activities (not
   secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b, page RC-6(1) .....   2746           195   M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) ................   5369             0   M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
   (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6) ..............................   5370       188,029   M.6.


(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                 C320

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

ASSETS

 1. U.S. Treasury securities ....................................................................   3531             0    1.
 2. U.S. Government agency obligations (exclude mortgage-backed securities) .....................   3532             0    2.
 3. Securities issued by states and political subdivisions in the U.S. ..........................   3533             0    3.
 4. Mortgage-backed securities (MBS):
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA .....................   3534             0    4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS) .................................................   3535             0    4.b.
    c. All other mortgage-backed securities .....................................................   3536             0    4.c.
 5. Other debt securities .......................................................................   3537             0    5.
 6.-8. Not applicable
 9. Other trading assets ........................................................................   3541             0    9.
10. Not applicable
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity
    contracts ...................................................................................   3543             0   11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ...........   3545             0   12.

LIABILITIES                                                                                         RCON  Bil Mil Thou
13. Liability for short positions ...............................................................   3546             0   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts ...................................................................................   3547             0   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ......   3548             0   15.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-8a
City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to
   U.S. addressees" reported in Schedule RC-C, part I, item 4.a, have original amounts of $100,000 or                C318
   less (If your bank has no loans outstanding in both of these two loan categories, place an "X"       RCON  YES       NO
   in the box marked "NO".) .........................................................................   6999             X   1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the Number of Loans following Schedule RC-C, part I, loan categories: RCON a. "Loans secured by nonfarm nonresidential properties" reported in Schedule

      RC-C, part I, item 1.e. (Note: Item 1.e divided by the number of loans
      should NOT exceed $100,000.) ..............................................  5562           N/A   2.a.
   b. "Commercial and industrial loans to U.S. addressees" reported in Schedule
      RC-C, part I, item 4.a. (Note: Item 4.a divided by the number of loans
      should NOT exceed $100,000.) .............................................   5563           N/A   2.b.


                                                                                       (Column A)           (Column B)

                                                                                                              Amount
                                                                                                             Currently

                                                                                    Number of Loans         Outstanding
                                                     Dollar Amounts in Thousands   RCON                 RCON  Bil Mil Thou

3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e
   (sum of items 3.a through 3.c must be less than or equal to
   Schedule RC-C, part I, item 1.e):
   a. With original amounts of $100,000 or less ................................   5564           113   5565         9,282   3.a.
   b. With original amounts of more than $100,000 through $250,000 .............   5566           157   5567        19,901   3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ...........   5568           194   5569        71,672   3.c.
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" reported in Schedule RC-C, part I, item 4.a
   (sum of items 4.a through 4.c must be less than or equal to
   Schedule RC-C, part I, item 4.a):
   a. With original amounts of $100,000 or less ................................   5570         1,531   5571        33,183   4.a.
   b. With original amounts of more than $100,000 through $250,000 .............   5572           191   5573        21,048   4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ...........   5574           125   5575        37,400   4.c.

                                       16a

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page

RC-8b
City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's
   "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I,
   item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both         YES       NO
   of these two loan categories, place an "X" in the box marked "NO".) ..............................   6860             X   5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If
NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the Number of Loans following Schedule RC-C, part I, loan categories: RCON a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b. (Note: Item

      1.b divided by the number of loans should NOT exceed $100,000.) ..........   5576           N/A   6.a.
   b. "Loans to finance agricultural production and other loans to farmers"
      reported in Schedule RC-C, part I, item 3. (Note: Item 3 divided by

      the number of loans should NOT exceed $100,000.) .........................   5577           N/A   6.b.


                                                                                       (Column A)           (Column B)

                                                                                                              Amount
                                                                                                             Currently

                                                                                    Number of Loans         Outstanding

                                                     Dollar Amounts in Thousands   RCON                 RCON  Bil Mil Thou

7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" reported in Schedule
   RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):
   a. With original amounts of $100,000 or less ................................   5578             5   5579           131   7.a.
   b. With original amounts of more than $100,000 through $250,000 .............   5580            13   5581         1,865   7.b.
   c. With original amounts of more than $250,000 through $500,000 .............   5582             8   5583         1,750   7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to
   Schedule RC-C, part I, item 3):
   a. With original amounts of $100,000 or less ................................   5584             3   5585            27   8.a.
   b. With original amounts of more than $100,000 through $250,000 .............   5586             1   5587           155   8.b.
   c. With original amounts of more than $250,000 through $500,000 .............   5588             0   5589             0   8.c.


                                       16b

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:             P.O. Box 1119                                         Page
RC-9

City, State   Zip:   Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-E--Deposit Liabilities

                                                                                                                   C325

                                                                                                        Nontransaction

                                                                     Transaction Accounts                 Accounts
                                                                (Column A)          (Column B)           (Column C)
                                                             Total transaction      Memo: Total             Total
                                                            accounts (including   demand deposits      nontransaction
                                                               total demand        (included in           accounts
                                                                 deposits)           column A)        (including MMDAs)
                              Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou

Deposits of:

1. Individuals, partnerships, and corporations ..........   2201        74,685   2240        33,738   2346     1,306,137   1.
2. U.S. Government ......................................   2202           184   2280           184   2520             0   2.
3. States and political subdivisions in the U.S. ........   2203        22,404   2290        22,404   2530        11,021   3.
4. Commercial banks in the U.S. .........................   2206         1,723   2310         1,723   2550             0   4.
5. Other depository institutions in the U.S. ............   2207         1,536   2312         1,536   2349           966   5.
6. Banks in foreign countries ...........................   2213             0   2320             0   2236             0   6.
7. Foreign governments and official institutions
   (including foreign central banks) ....................   2216             0   2300             0   2377             0   7.
8. Certified and official checks ........................   2330        17,149   2330        17,149                        8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a) ...........................................   2215       117,681   2210        76,734   2385     1,318,124   9.

Memoranda

                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .........................   6835        92,187   M.1.a.
   b. Total brokered deposits .....................................................................   2365             0   M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):

      (1) Issued in denominations of less than $100,000 ...........................................   2343             0
M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less ...............   2344             0
M.1.c.(2)
   d. Maturity data for brokered deposits:

      (1) Brokered deposits issued in denominations of less than $100,000 with a
          remaining maturity of one year or less (included in Memorandum item 1.c.(1) above) ......   A243             0
          M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above) ....................   A244             0
M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only) ..............................................   5590           N/A   M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:

      (1) Money market deposit accounts (MMDAs) ...................................................   6810       768,983
M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) .................................................   0352       130,946
M.2.a.(2)
   b. Total time deposits of less than $100,000 ...................................................   6648       252,920   M.2.b.
   c. Total time deposits of $100,000 or more .....................................................   2604       165,275   M.2.c.
3. All NOW accounts (included in column A above) ..................................................   2398        40,947   M.3.
4. Not applicable

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:             P.O. Box 1119                                         Page
RC-10
City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-E--Continued

Memoranda (Continued)

                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou

5. Maturity and repricing data for time deposits of less than $100,000: a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less ...................................................................   A579        74,025
M.5.a.(1)
      (2) Over three months through 12 months ....................................................   A580       127,379
M.5.a.(2)
      (3) Over one year through three years ......................................................   A581        35,436
M.5.a.(3)
      (4) Over three years .......................................................................   A582        16,080
M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) ...........   A241       165,275   M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less ...................................................................   A584        65,099
M.6.a.(1)
      (2) Over three months through 12 months ....................................................   A585        80,699
M.6.a.(2)
      (3) Over one year through three years ......................................................   A586        14,683
M.6.a.(3)
      (4) Over three years .......................................................................   A587         4,794
M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of
      one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above) ..............   A242       145,668   M.6.b.

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.

(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.

(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-11
City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-F--Other Assets

                                                                                                                  C330
                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Income earned, not collected on loans .........................................................   2164         5,181   1.
2. Net deferred tax assets(1) ....................................................................   2148         9,779   2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans .............................................................................   A519             0   3.a.
   b. Other financial assets .....................................................................   A520             0   3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) .............................   2168        13,928   4.
   a.   TEXT 3549   IENC Securities                                       RCON 3549          4,968                        4.a.
   b.   TEXT 3550                                                         RCON 3550                                       4.b.
   c.   TEXT 3551                                                         RCON 3551                                       4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ............................   2160        28,888   5.

Memorandum

                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Deferred tax assets disallowed for regulatory capital purposes ................................   5610             0   M.1.



Schedule RC-G--Other Liabilities

                                                                                                                  C335

                                                                       Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. a. Interest accrued and unpaid on deposits(3) .................................................   3645         1,536   1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ..................   3646         4,946   1.b.
2. Net deferred tax liabilities(1) ...............................................................   3049             0   2.
3. Minority interest in consolidated subsidiaries ................................................   3000             0   3.
4. Other (itemize and describe amounts that exceed 25% of this item) .............................   2938         2,533   4.
   a.   TEXT 3552   Undisbursed lease proceeds                            RCON 3552          1,148                        4.a.
   b.   TEXT 3553                                                         RCON 3553                                       4.b.
   c.   TEXT 3554                                                         RCON 3554                                       4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ............................   2930         9,015   5.

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-12

City, State   Zip:    Santa Barbara, CA  93102-1119       Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-K--Quarterly Averages(1)

                                                                                                                   C355
                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

ASSETS

 1. Interest-bearing balances due from depository institutions ....................................   3381             0    1.
 2. U.S. Treasury securities and U.S. Government agency obligations(2) ............................   3382       358,741    2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .........................   3383       127,698    3.
 4. a. Other debt securities(2) ...................................................................   3647        14,487    4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) ......   3648         8,206    4.b.
 5. Federal funds sold and securities purchased under agreements to resell ........................   3365        72,440    5.
 6. Loans:
    a. Total loans ................................................................................   3360       874,681    6.a.
    b. Loans secured by real estate ...............................................................   3385       537,346    6.b.
    c. Loans to finance agricultural production and other loans to farmers ........................   3386         4,083    6.c.
    d. Commercial and industrial loans ............................................................   3387       207,952    6.d.
    e. Loans to individuals for household, family, and other personal expenditures ................   3388       110,951    6.e.
 7. Trading assets ................................................................................   3401             0    7.
 8. Lease financing receivables (net of unearned income) ..........................................   3484        64,804    8.
 9. Total assets(4) ...............................................................................   3368     1,609,854    9.
LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone
    and preauthorized transfer accounts) (exclude demand deposits) ................................   3485       179,291   10.

11. Nontransaction accounts:
    a. Money market deposit accounts (MMDAs) ......................................................   3486       430,456   11.a.
    b. Other savings deposits .....................................................................   3487       126,624   11.b.
    c. Time deposits of $100,000 or more ..........................................................   A514       145,355   11.c.
    d. Time deposits of less than $100,000 ........................................................   A529       269,915   11.d.
12. Federal funds purchased and securities sold under agreements to repurchase ....................   3353        17,146   12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)    3355        35,121   13.

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:            P.O. Box 1119                                        Page
RC-13

City, State   Zip:  Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   C360
                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

 1. Unused commitments:

    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
       lines ......................................................................................   3814        38,785    1.a.
    b. Credit card lines ..........................................................................   3815             0    1.b.
    c. Commercial real estate, construction, and land development:

       (1) Commitments to fund loans secured by real estate .......................................   3816        49,513
1.c.(1)
       (2) Commitments to fund loans not secured by real estate ...................................   6550             0
1.c.(2)
    d. Securities underwriting ....................................................................   3817             0    1.d.
    e. Other unused commitments ...................................................................   3818       168,632    1.e.
 2. Financial standby letters of credit ...........................................................   3819             0    2.
    a. Amount of financial standby letters of credit conveyed to others    RCON 3820              0                         2.a.
 3. Performance standby letters of credit .........................................................   3821        26,642    3.
    a. Amount of performance standby letters of credit conveyed to others  RCON 3822              0                         3.a.
 4. Commercial and similar letters of credit ......................................................   3411             0    4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the
    reporting bank ................................................................................   3428             0    5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank ...........................................................................   3429             0    6.
 7. Securities borrowed ...........................................................................   3432             0    7.
 8. Securities lent (including customers' securities lent where the customer is indemnified
    against loss by the reporting bank) ...........................................................   3433             0    8.
 9. Financial assets transferred with recourse that have been treated as sold for
    Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:

       (1) Outstanding principal balance of mortgages transferred as of the report date ...........   A521             0
9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ...................   A522             0
9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):

       (1) Outstanding principal balance of assets transferred as of the report date ..............   A523             0
9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date ......................   A524             0
9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date ..................................................................   A249             0
9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date .................   A250             0
9.c.(2)
10. Notional amount of credit derivatives:

    a. Credit derivatives on which the reporting bank is the guarantor ............................   A534             0   10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary ..........................   A535             0   10.b.
11. Spot foreign exchange contracts ...............................................................   8765             0   11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")    3430             0   12.

    a.   TEXT 3555                                                         RCON 3555                                       12.a.
    b.   TEXT 3556                                                         RCON 3556                                       12.b.
    c.   TEXT 3557                                                         RCON 3557                                       12.c.
    d.   TEXT 3558                                                         RCON 3558                                       12.d.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-14

City, State   Zip:    Santa Barbara, CA  93102-1119        Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-L--Continued

                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")    5591             0   13.

    a.   TEXT 5592                                                         RCON 5592                                       13.a.
    b.   TEXT 5593                                                         RCON 5593                                       13.b.
    c.   TEXT 5594                                                         RCON 5594                                       13.c.
    d.   TEXT 5595                                                         RCON 5595                                       13.d.

                                                                                                                  C361
                                                  (Column A)         (Column B)         (Column C)         (Column D)

                 Dollar Amounts in Thousands     Interest Rate    Foreign Exchange   Equity Derivative    Commodity and
        Off-balance Sheet Derivatives              Contracts          Contracts          Contracts       Other Contracts

             Position Indicators              Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of items 14.a through 14.e must equal sum of items 15, 16.a, and 16.b):
    a. Futures contracts ...................                  0                  0                  0                  0   14.a.
                                                  RCON 8693          RCON 8694          RCON 8695          RCON 8696
    b. Forward contracts ...................                  0                  0                  0                  0   14.b.
                                                  RCON 8697          RCON 8698          RCON 8699          RCON 8700
    c. Exchange-traded option contracts:

       (1) Written options .................                  0                  0                  0                  0
14.c.(1)
                                                  RCON 8701          RCON 8702          RCON 8703          RCON 8704
       (2) Purchased options ...............                  0                  0                  0                  0
14.c.(2)
                                                  RCON 8705          RCON 8706          RCON 8707          RCON 8708
    d. Over-the-counter option contracts:

       (1) Written options .................             50,000                  0                  0                  0
14.d.(1)
                                                  RCON 8709          RCON 8710          RCON 8711          RCON 8712
       (2) Purchased options ...............             50,000                  0                  0                  0
14.d.(2)
                                                  RCON 8713          ROCN 8714          RCON 8715          RCON 8716
    e. Swaps ...............................                  0                  0                  0                  0   14.e.
                                                  RCON 3450          RCON 3826          RCON 8719          RCON 8720
15. Total gross notional amount of

    derivative contracts held for trading ..                  0                  0                  0                  0   15.
                                                  RCON A126          RCON A127          RCON 8723          RCON 8724
16. Gross notional amount of derivative contracts held for purposes other than trading:
    a. Contracts marked to market ..........                  0                  0                  0                  0   16.a.
                                                  RCON 8725          RCON 8726          RCON 8727          RCON 8728
    b. Contracts not marked to market ......            100,000                  0                  0                  0   16.b.
                                                  RCON 8729          RCON 8730          RCON 8731          RCON 8732
    c. Interest rate swaps where the bank
       has agreed to pay a fixed rate ......                  0                                                            16.c.
                                                  RCON A589

Legal Title of Bank:  Santa Barbara Bank & Trust  Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-15

City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-L--Continued

                                                                                                                   C362

                                           (Column A)           (Column B)           (Column C)           (Column D)

         Dollar Amounts in Thousands      Interest Rate      Foreign Exchange     Equity Derivative      Commodity and
     Off-balance Sheet Derivatives          Contracts            Contracts            Contracts         Other Contracts
         Position Indicators           RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
17. Gross fair values:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value ..............   8733             0   8734             0   8735             0   8736             0
17.a.(1)
       (2) Gross negative

           fair value ..............   8737             0   8738             0   8739             0   8740             0
17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
       (1) Gross positive
           fair value ..............   8741             0   8742             0   8743             0   8744             0
17.b.(1)
       (2) Gross negative

           fair value ..............   8745             0   8746             0   8747             0   8748             0
17.b.(2)
    c. Contracts held for purposes other than trading that are not marked to market: (1) Gross positive
           fair value ..............   8749             0   8750             0   8751             0   8752             0
17.c.(1)
       (2) Gross negative
           fair value ..............   8753             0   8754             0   8755             0   8756             0
17.c.(2)

Memoranda

                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

 1.-2. Not applicable

 3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
    commitments that are fee paid or otherwise legally binding) ...................................   3833       178,452   M.3.
    a. Participations in commitments with an original maturity
       exceeding one year conveyed to others ...........................   RCON 3834              0                        M.3.a.
 4. To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit (both financial and performance) issued to non-U.S. addressees
    (domicile) included in Schedule RC-L, items 2 and 3, above ....................................   3377             0   M.4.
 5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles (to be completed for the
       September report only) .....................................................................   2741           N/A   M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) .................................   2742             0   M.5.b.
    c. All other consumer credit (including mobile home loans)(to be completed for the
       September report only) .....................................................................   2743           N/A   M.5.c.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-16

City, State   Zip:    Santa Barbara, CA  93102-1119    Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-M--Memoranda

                                                                                                                     C365
                                                                          Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date: a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests .....................................................   6164         1,403   1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent Number of total capital as defined for this purpose in agency regulations . RCON 6165 0 1.b.

2. Federal funds sold and securities purchased under agreements to resell with U.S. branches

   and agencies of foreign banks(1) (included in Schedule RC, item 3) ...............................   3405             0   2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):

   a. Mortgages serviced under a GNMA contract ......................................................   5500             0   4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer ........................................................   5501             0
4.b.(1)

      (2) Serviced without recourse to servicer .....................................................   5502        13,903
4.b.(2)
   c. Mortgages serviced under a FNMA contract:

      (1) Serviced under a regular option contract ..................................................   5503         1,921
4.c.(1)
      (2) Serviced under a special option contract ..................................................   5504             0
4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................   5505         3,432   4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile) ....................................................................   2103             0   5.a.
   b. Non-U.S. addressees (domicile) ................................................................   2104             0   5.b.
6. Intangible assets:
   a. Mortgage servicing assets .....................................................................   3164            11   6.a.
      (1) Estimated fair value of mortgage servicing assets ..............   RCON A590             11
6.a.(1)

   b. Other identifiable intangible assets:

      (1) Purchased credit card relationships .......................................................   5506             0
6.b.(1)
      (2) All other identifiable intangible assets ..................................................   5507             3
6.b.(2)
   c. Goodwill ......................................................................................   3163        16,549   6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) .........   2143        16,563   6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes ......................................   6442             0   6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt ..................................................................................   3295             0   7.

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-17

City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-M--Continued

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

 8. a. Other real estate owned:

       (1) Direct and indirect investments in real estate ventures ..............................   5372             0    8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development ................................................   5508             0
8.a.(2)(a)
           (b) Farmland .........................................................................   5509             0
8.a.(2)(b)
           (c) 1-4 family residential properties ................................................   5510           200
8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties ...................................   5511             0
8.a.(2)(d)
           (e) Nonfarm nonresidential properties ................................................   5512             0
8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ............   2150           200    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures ..............................   5374             0    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ........   5375             0    8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ............   2130             0    8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in
Schedule RC,

    item 23, "Perpetual preferred stock and related surplus" ....................................   3778             0    9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):

    a. Money market funds .......................................................................   6441           144   10.a.
    b. Equity securities funds ..................................................................   8427         2,218   10.b.
    c. Debt securities funds ....................................................................   8428         1,102   10.c.
    d. Other mutual funds .......................................................................   8429         1,360   10.d.
    e. Annuities ................................................................................   8430           451   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through

       10.e above) ..............................................................................   8784             0   10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC ........................   A525             0   11.
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles(1) ..............................   A526             0   12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than

    $10 million and exceeds ten percent of total assets) ........................................   A591             0   13.

 Memorandum                                                           Dollar Amounts in Thousands   RCFD  Bil Mil Thou
 1. Reciprocal holdings of banking organizations' capital instruments
    (to be completed for the December report only) ..............................................   3836           N/A   M.1.


(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                        Page
RC-18

City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in                                                                    C370
all of Memorandum item 1, in items 1 through 10,              (Column A)          (Column B)           (Column C)
column A, and in Memorandum items 2 through 4,                 Past due           Past due 90          Nonaccrual
column A, as confidential.                                  30 through 89         days or more

                                                            days and still         and still
                                                               accruing            accruing

                            Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou

 1. Loans secured by real estate:

    a. To U.S. addressees (domicile) ..................   1245         6,391   1246           557   1247         7,558    1.a.
    b. To non-U.S. addressees (domicile) ..............   1248             0   1249             0   1250             0    1.b.
 2. Loans to depository institutions and acceptances of other banks: a. To U.S.
    banks and other U.S. depository

       institutions ...................................   5377             0   5378             0   5379             0    2.a.
    b. To foreign banks ...............................   5380             0   5381             0   5382             0    2.b.
 3. Loans to finance agricultural production and

    other loans to farmers ............................   1594             0   1597             0   1583             0    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ..................   1251         1,980   1252           178   1253           484    4.a.
    b. To non-U.S. addressees (domicile) ..............   1254             0   1255             0   1256             0    4.b.
 5. Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards and related plans .................   5383           154   5384             0   5385             0    5.a.
    b. Other (includes single payment, installment,
       and all student loans) .........................   5386           828   5387             0   5388           382    5.b.
 6. Loans to foreign governments and official
    institutions ......................................   5389             0   5390             0   5391             0    6.
 7. All other loans ...................................   5459            64   5460            13   5461             0    7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ..................   1257           230   1258             0   1259            76    8.a.
    b. Of non-U.S. addressees (domicile) ..............   1271             0   1272             0   1791             0    8.b.
 9. Debt securities and other assets (exclude other
    real estate owned and other repossessed assets) ...   3505             0   3506             0   3507             0    9.

==================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1                  RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government .................   5612             0   5613             0   5614             0   10.
    a. Guaranteed portion of loans and leases
       included in item 10 above ......................   5615             0   5616             0   5617             0   10.a.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-19
City, State   Zip:    Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-N--Continued


                                                                                                            C373
                                                              (Column A)          (Column B)           (Column C)
                                                               Past due           Past due 90          Nonaccrual

                                                            30 through 89         days or more
                                                            days and still         and still

Memoranda                                                      accruing            accruing

                            Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou

 1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, part I, Memorandum
    item 2) ...........................................   1658             0   1659             0   1661             0   M.1.
 2. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in

    Schedule RC-N, items 4 and 7, above ...............   6558             0   6559             0   6560             0   M.2.
 3. Loans secured by real estate (sum of
    Memorandum items 3.a through 3.e must
    equal sum of Schedule RC-N, items 1.a and
    1.b, above):
    a. Construction and land development ..............   2759             0   2769             0   3492           400   M.3.a.
    b. Secured by farmland ............................   3493           448   3494           107   3495             0   M.3.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit .............   5398             0   5399             0   5400           442   M.3.c.(1)
       (2) All other loans secured by 1-4 family
           residential properties .....................   5401         3,094   5402             0   5403         2,530   M.3.c.(2)
    d. Secured by multifamily (5 or more) residential
       properties .....................................   3499           202   3500           450   3501             0   M.3.d.
    e. Secured by nonfarm nonresidential properties ...   3502         2,647   3503             0   3504         4,186   M.3.e.


                                                              (Column A)          (Column B)
                                                              Past due 30         Past due 90

                                                            through 89 days       days or more

                            Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou

 4. Interest rate, foreign exchange rate, and other commodity and equity contracts:

    a. Book value of amounts carried as assets ........   3522             0   3528             0   M.4.a.
    b. Replacement cost of contracts with a
       positive replacement cost ......................   3529             0   3530             0   M.4.b.

                                                                                                               C377

  Person to whom questions about the Reports of Condition and Income should be directed:

  Donna Alcorn, Accounting Specialist                                     (805) 564-6297

  Name and Title (TEXT 8901)                                              Telephone: Area code/phone number/extension (TEXT 8902)

   Even though Call Reports must be filed electronically, send my bank a sample set of paper Call Report forms
   for the next quarter:   Yes [X] (RCON 9117)                            (805) 564-6293
                                                                          FAX: Area code/phone number (TEXT 9116)

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-20

City, State   Zip:    Santa Barbara, CA  93102-1119    Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

                                                                                                                   C375

                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits .......................................................   0030           N/A    1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits ....................................   0031             0
1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) .......................   0032             0
1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits ......................................................   3510           N/A    2.a.
       OR
    b. Separate amount of unposted credits:

       (1) Actual amount of unposted credits to demand deposits ...................................   3512             0
2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ......................   3514             0
2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits) ............................................................................   3520             0    3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries ...............................................   2211             0    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ..................................   2351             0    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries .......................   5514             0    4.c.
 5. Not applicable
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) .....   2314             0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,
       column A or C, but not column B) ...........................................................   2315             0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
    a. Unamortized premiums .......................................................................   5516             0    7.a.
    b. Unamortized discounts ......................................................................   5517             0    7.b.
 8. To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter: (1) Total deposits purchased or acquired from other
       FDIC-insured institutions during
           the quarter ............................................................................   A531           N/A
8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
           members report deposits attributable to BIF) ...........................................   A532           N/A
8.a.(2)
    b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter ...   A533           N/A    8.b.
 9. Deposits in lifeline accounts .................................................................   5596                  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits) .....................................................................................   8432             0   10.

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2) Exclude core deposit intangibles.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-21

City, State   Zip:    Santa Barbara, CA  93102-1119   Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-O--Continued

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances: a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal
    demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were
    reported on a gross basis in Schedule RC-E had been reported on a net basis .................   8785             0   11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported
       on a net basis in Schedule RC-E had been reported on a gross basis .......................   A181             0   11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E .....................   A182             0   11.c.
12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits ..........................................   A527             0   12.a.
    b. Amount of assets netted against time and savings deposits ................................   A528             0   12.b.

Memoranda (to be completed each quarter except as noted)

                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou

 1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:

       (1) Amount of deposit accounts of $100,000 or less .......................................   2702       827,654   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                           Number
           completed for the June report only) .......................   RCON 3779        103,756                        M.1.a.(2)
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000 .....................................   2710       608,151   M.1.b.(1)
                                                                                           Number
       (2) Number of deposit accounts of more than $100,000 ..........   RCON 2722          2,237                        M.1.b.(2)
 2. Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of
       more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or

       procedure for determining a better estimate of uninsured deposits than the                         YES       NO
       estimate described above .................................................................   6861             X   M.2.a.
    b. If the box marked YES has been checked, report the estimate of uninsured deposits            RCON  Bil Mil Thou
       determined by using your bank's method or procedure ......................................   5597           N/A   M.2.b.
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent
    savings association:                                                                                 FDIC Cert No.
      TEXT A545   N/A                                                                          RCON A545  N/A            M.3.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-22

City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48

FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed only by banks with total assets of less than $1 billion.  Indicate in the
   appropriate box                                                         C380
   at the right whether the bank has total capital greater than or equal to eight percent      YES                         NO
   of adjusted total assets ................................................................   RCON 6056                   1.
   For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of
   U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule
   RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

   NOTE:  All banks are required to complete items 2 and 3 below.
          See optional worksheet for items 3.a through 3.f.

                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou

2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:

   a. Subordinated debt(1) and intermediate term preferred stock ..................................   A515       0   2.a.
   b. Other limited-life capital instruments ......................................................   A516       0   2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):

   a. (1) Tier 1 capital ..........................................................................   8274 110,537   3.a.(1)
      (2) Tier 2 capital ..........................................................................   8275  13,647   3.a.(2)
      (3) Tier 3 capital ..........................................................................   1395       0   3.a.(3)
   b. Total risk-based capital ....................................................................   3792 124,184   3.b.
   c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
      risk-weighted assets) .......................................................................   A222         9,675   3.c.
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported
          in item 3.c above and all other deductions) .............................................   A223     1,082,109   3.d.(1)
      (2) Market risk equivalent assets ...........................................................   1651             0   3.d.(2)
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct
      reduction method" to report these transactions in Schedule RC-R) ............................   1727             0   3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
      assets deducted from Tier 1 capital)(2) .....................................................   A224     1,593,157   3.f.

                                                                                     (Column A)           (Column B)

Items 4-9 and Memoranda items 1 and 2 are to be completed                              Assets           Credit Equiv-
by banks that answered NO to item 1 above and                                         Recorded           alent Amount
by banks with total assets of $1 billion or more.                                      on the           of Off-Balance

                                                                                   Balance Sheet        Sheet Items(3)

4. Assets and credit equivalent amounts of off-balance sheet items               RCON  Bil Mil Thou   RCON  Bil Mil Thou
   assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet ...................................   5163       195,616                        4.a.
   b. Credit equivalent amount of off-balance sheet items ....................                        3796             0   4.b.

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2) Do not deduct excess allowance for loan and lease losses.

(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-23

City, State   Zip:    Santa Barbara, CA  93102-1119    Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

Schedule RC-R--Continued

                                                                                      (Column A)           (Column B)
                                                                                        Assets           Credit Equiv-

                                                                                       Recorded           alent Amount
                                                                                        on the           of Off-Balance

                                                                                    Balance Sheet        Sheet Items(1)

                                                    Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou

5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet ....................................   5165       415,583                        5.a.
   b. Credit equivalent amount of off-balance sheet items .....................                        3801             0   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ....................................   3802       247,912                        6.a.
   b. Credit equivalent amount of off-balance sheet items .....................                        3803             0   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ....................................   3804       782,164                        7.a.
   b. Credit equivalent amount of off-balance sheet items .....................                        3805       102,547   7.b.
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2) .........................   3806           674                        8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
   item 12 plus items 4.b and 4.c) ............................................   3807     1,641,949                        9.

Memoranda

                                                                         Dollar Amounts in Thousands   RCON  Bil Mil Thou

1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards ....................................................................   8764             0   M.1.

                                                                       With a remaining maturity of
                                                       (Column A)               (Column B)               (Column C)
                                                    One year or less          Over one year            Over five years

2.  Notional principal amounts of                                          through five years
    off-balance sheet derivative contracts(3):   RCON Tril Bil Mil Thou   RCON Tril Bil Mil Thou   RCON Tril Bil Mil Thou
    a. Interest rate contracts ...............   3809            50,000   8766                 0   8767                 0   M.2.a.
    b. Foreign exchange contracts ............   3812                 0   8769                 0   8770                 0   M.2.b.
    c. Gold contracts ........................   8771                 0   8772                 0   8773                 0   M.2.c.
    d. Other precious metals contracts .......   8774                 0   8775                 0   8776                 0   M.2.d.
    e. Other commodity contracts .............   8777                 0   8778                 0   8779                 0   M.2.e.
    f. Equity derivative contracts ...........   A000                 0   A001                 0   A002                 0   M.2.f.


(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank: Santa Barbara Bank & Trust    Call Date:  06/30/1998  FFIEC
032
Address:              P.O. Box 1119                                         Page
RC-24

City, State   Zip:    Santa Barbara, CA  93102-1119     Printed 10/22/1998 at
11:48
FDIC Certificate No.: |1|8|1|6|9|

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                      at close of business on June 30, 1998

Santa Barbara Bank & Trust            Santa Barbara                 , California
Legal Title of Bank                   City                                State

The management of the reporting bank may, if it wishes, both on agency computerized records and in computer-file submit a brief narrative statement on the amounts reported in releases to the public. the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly All information furnished by the bank in the narrative available data in the Reports of Condition and Income, in statement must be accurate and not misleading. Appropriate response to any request for individual bank report data. efforts shall be taken by the submitting bank to ensure the However, the information reported in column A and in all of statement's accuracy. The statement must be signed, in the Memorandum item 1 of Schedule RC-N is regarded as space provided below, by a senior officer of the bank who confidential and will not be released to the public. BANKS thereby attests to its accuracy.

CHOOSING      TO     SUBMIT     THE     NARRATIVE     STATEMENT
SHOULD     ENSURE     THAT     THE    STATEMENT    DOES     NOT    If, subsequent to the original submission, material changes are
CONTAIN    THE    NAMES    OR    OTHER    IDENTIFICATIONS    OF    submitted  for  the data  reported  in the Reports of Condition
INDIVIDUAL     BANK     CUSTOMERS,     REFERENCES     TO    THE    and Income, the existing narrative  statement  will  be deleted
AMOUNTS     REPORTED    IN     THE    CONFIDENTIAL   ITEMS   IN    from  the files, and from  disclosure; the bank, at its option,
SCHEDULE     RC-N,    OR    ANY    OTHER    INFORMATION    THAT    may replace  it with a  statement, under signature, appropriate
THEY   ARE   NOT   WILLING   TO   HAVE   MADE  PUBLIC  OR  THAT    to the amended data.
WOULD    COMPROMISE    THE    PRIVACY    OF    THEIR    CUSTOM-
ERS.  Banks  choosing  not  to  make  a statement may check the    The  optional narrative statement will appear in agency records
"No  comment"  box  below  and  should  make  no entries of any    and  in release  to the public exactly as submitted (or amended
kind  in the space provided for the narrative statement;  i.e.,    as described in  the  preceding  paragraph)  by  the management
DO  NOT  enter  in  this space  such phrases as "No statement,"    of  the  bank  (except  for  the   truncation   of   statements
"Not applicable," "N/A," "No comment," and "None."                 exceeding   the   750-character  limit  described  above).  THE
                                                                   STATEMENT   WILL   NOT   BE   EDITED   OR   SCREENED   IN   ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY    BY    THE   SUPERVISORY   AGENCIES   FOR   ACCURACY   OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.     DISCLOSURE    OF   THE   STATEMENT   SHALL   NOT
of the number  of words, the  statement  must  not  exceed  750    SIGNIFY    THAT    ANY    FEDERAL    SUPERVISORY   AGENCY   HAS
characters, including  punctuation, indentation,  and  standard    VERIFIED     OR     CONFIRMED     THE     ACCURACY    OF    THE
spacing   between  words  and  sentences.   If  any  submission    INFORMATION    CONTAINED    THEREIN.      A     STATEMENT    TO
should  exceed 750 characters, as defined, it will be truncated    THIS   EFFECT   WILL   APPEAR   ON   ANY   PUBLIC   RELEASE  OF
at  750  characters  with no  notice to the submitting bank and    THE      OPTIONAL      STATEMENT      SUBMITTED      BY     THE
the  truncated  statement will  appear  as the bank's statement    MANAGEMENT  OF  THE  REPORTING  BANK.

No comment  X  (RCON 6979)                                                                                       C371     C372

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

            Signature of Executive Officer of Bank Date of Signature

Legal Title of Bank:  Santa Barbara Bank & Trust   Call Date:  06/30/1998
Address:              P.O. Box 1119

City, State   Zip:    Santa Barbara, CA  93102-1119
FDIC Certificate No.: |1|8|1|6|9|

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK        OMB No. For  OCC:  1557-0081
                                                    OMB No. For FDIC   3064-0052

                                                    OMB No. For Federal Reserve: 7100-0036
                                                    Expiration Date:   3/31/2000

                                                              SPECIAL REPORT

                                                       (Dollar Amounts in Thousands)

                                                                 CLOSE OF BUSINESS    FDIC Certificate Number
                                                                 DATE                                 C-700

                                                                        06/30/98          1 8 1 6 9
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.

With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

--------------------------------------------------------------------------------
a. Number of loans made to executive officers since the previous Call Report date ...............   RCON 3561               1   a.
b. Total dollar amount of above loans (in thousands of dollars) .................................   RCON 3562             219   b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75) ............................................   RCON 7701     5.88   %  to   RCON 7702     5.88   %  c.



SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                        DATE (Month, Day, Year)

FDIC 8040/53 (3-98)